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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in Registration Statement No. 333-68595 of Commercial National Financial Corporation on Form S-8 of our report dated March 27, 2002, included in this Annual Report on Form 11-K of Commercial Bank Employee Savings and Stock Ownership Plan for the year ended December 31, 2001.





                                             Crowe, Chizek and Company LLP

Grand Rapids, Michigan
June 19, 2002